Income Taxes	3 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 11. INCOME TAXES

UNRECOGNIZED TAX BENEFITS

(In millions)	March 31, 2016	December 31, 2015

Unrecognized tax benefits	$6,557	$6,778
Portion that, if recognized, would reduce tax expense and effective tax rate(a)	4,406	4,723
Accrued interest on unrecognized tax benefits	890	805
Accrued penalties on unrecognized tax benefits	118	98
Reasonably possible reduction to the balance of unrecognized tax benefits
in succeeding 12 months	0-1,400	0-700
Portion that, if recognized, would reduce tax expense and effective tax rate(a)	0-800	0-200

(a) Some portion of such reduction may be reported as discontinued operations.

The Internal Revenue Service (IRS) is currently auditing our consolidated U.S. income tax returns for 2012-2013. In addition, certain other U.S. tax deficiency issues and refund claims for previous years are still unresolved. The IRS has disallowed the tax loss on our 2003 disposition of ERC Life Reinsurance Corporation. We have contested the disallowance of this loss. In April 2016, we reached a preliminary settlement of the case with the U.S. Department of Justice that is subject to further review and approval within the government. Consequently, it is reasonably possible that the unresolved items could be resolved during the next 12 months, which could result in a decrease in our balance of unrecognized tax benefits – that is, the aggregate tax effect of differences between tax return positions and the benefits recognized in our financial statements. We believe that there are no other jurisdictions in which the outcome of unresolved issues or claims is likely to be material to our results of operations, financial position or cash flows. We further believe that we have made adequate provision for all income tax uncertainties.